UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
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PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 30, 2008
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FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	42-1556195
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

6950 South Transit Road, P.O. Box 514, Lockport, NY	14095-0514
(Address of Principal Executive Offices)	(Zip Code)

(716) 625-7500
(Registrant’s telephone number)
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 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

On January 30, 2008, First Niagara Financial Group, Inc. issued a joint press release with Great Lakes Bancorp, Inc. disclosing that they have received all necessary regulatory approvals to proceed with the acquisition of Great Lakes by First Niagara Financial Group, Inc. Further, the companies announced that all election materials for the receipt of cash or First Niagara Financial Group, Inc. stock in the exchange were mailed to Great Lakes shareholders on or about January 14, 2008 and that the election period will expire on February 11, 2008. A copy of the press release is filed as exhibit 99.1 to this report.

A copy of the press release is included as exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated January 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: January 30, 2008	By:	/s/ Michael W. Harrington
Michael W. Harrington Chief Financial Officer (Duly authorized representative)